Exhibit 99.2

Fourth Quarter 2020 Earnings Supplemental Three and Twelve Months Ended December 31, 2020 www.globalmedicalreit.com NYSE: GMRE

GLOBAL MEDICAL REIT

Corporate Information and Analyst Coverage

Executive Team

Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors

Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Zhang Jingguo	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore, Jr.	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
Baird	Amanda Sweitzer	asweitzer@rwbaird.com	414.298.1706
B. Riley Securities	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Berenburg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
D.A. Davidson	Barry Oxford, Jr., CFA	boxford@dadco.com	212.240.9871
Janney	Robert Stevenson	robstevenson@janney.com	616.840.3217
National Securities	Gaurav Mehta	gmehta@yournational.com	212.417.8008
Stifel	Stephen Manaker	manakers@stifel.com	212.271.3716

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440	New York Stock Exchange	American Stock Transfer & Trust Company	Evelyn Infurna - Evelyn.Infurna@icrinc.com; 203.682.8265
Bethesda, MD 20814	**Ticker:** GMRE	800.937.5449	

4Q-2020| Earnings Supplemental

2

GLOBAL MEDICAL REIT

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Market capitalization (common and OP)	$	668,999	$	676,971	$	546,219	$	475,346	$	621,135
Market price per share - common	$	13.06	$	13.50	$	11.33	$	10.12	$	13.23
Common shares and OP units outstanding		51,225		50,146		48,210		46,971		46,949
Preferred equity	$	74,959	$	74,959	$	74,959	$	74,959	$	74,959
Common equity	$	369,846	$	359,568	$	352,962	$	340,642	$	355,311
Noncontrolling interest	$	12,955	$	14,680	$	14,788	$	23,189	$	30,083
Total stockholders' equity	$	457,760	$	449,207	$	442,709	$	438,790	$	460,353
Investment in real estate, gross	$	1,142,905	$	1,061,380	$	996,876	$	974,688	$	905,529
Borrowings:										
Credit Facility - revolver, gross	$	175,200	$	108,200	$	119,200	$	129,450	$	51,350
Credit Facility - term loan, gross	$	350,000	$	350,000	$	300,000	$	300,000	$	300,000
Notes payable, gross	$	65,772	$	65,958	$	51,278	$	39,282	$	39,317
Weighted average interest rate for quarter		3.22%		3.32%		3.38%		3.81%		3.87%
Debt Covenants:										
Leverage ratio (as defined in Credit Facility)		51.7%		49.6%		47.0%		47.7%		43.0%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)		2.77		2.66		2.51		2.38		2.22

Three Months Ended		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Rental revenue	$	24,895	$	25,055	$	22,036	$	21,533	$	20,385
Interest expense	$	5,064	$	4,864	$	4,375	$	4,378	$	4,765
Management fees - related party	$	-	$	-	$	2,021	$	2,002	$	1,727
G&A expenses	$	4,426	$	4,027	$	1,643	$	1,839	$	1,608
Depreciation and amortization expenses	$	10,138	$	9,517	$	8,941	$	7,757	$	7,397
Operating expenses	$	2,612	$	3,619	$	2,336	$	2,303	$	2,132
Management internalization expense	$	-	$	12,580	$	920	$	504	$	-
Total expenses	$	22,338	$	34,677	$	20,383	$	18,832	$	17,677
Net income (loss) attributable to common stockholders	$	1,063	$	(10,268)	$	204	$	1,255	$	1,212
Net income (loss) per share	$	0.02	$	(0.22)	$	-	$	0.03	$	0.03
Wtd. avg. basic and diluted common shares (GAAP)		48,496		46,908		45,404		44,182		37,876
FFO*	$	11,249	$	(1,518)	$	9,158	$	9,119	$	8,717
FFO per share and unit*	$	0.22	$	(0.03)	$	0.19	$	0.19	$	0.21
AFFO*	$	12,383	$	11,649	$	10,339	$	9,599	$	8,675
AFFO per share and unit*	$	0.24	$	0.23	$	0.21	$	0.20	$	0.21
Wtd. avg. common shares, OP and LTIP units		52,076		50,233		48,515		47,874		41,794

4Q-2020| Earnings Supplemental * See Page 8 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO).

3

GLOBAL MEDICAL REIT
Business Summary

FOURTH QUARTER AND FULL YEAR OPERATING SUMMARY

- Increased total revenue by 21.9% period-over-period to $24.9 million, and by 32.5% year-over-year to $93.7 million. These increases were driven primarily by our acquisition activity.
- Net income attributable to common stockholders was $1.1 million, or $0.02 per diluted share, for the fourth quarter. We had a net loss of $(7.7) million, or $(0.17) per diluted share for the full year 2020. The full year net loss includes $12.1 million, or $0.26 per diluted share, of one-time expense related to the management internalization.
- Funds from Operations ("FFO") of $0.22 per share and unit in the fourth quarter, as compared to $0.21 in the prior year period. For full year 2020 FFO was $0.56 per share and unit, as compared to $0.75 in 2019.
- Adjusted Funds from Operations ("AFFO") of $0.24 per share and unit in the fourth quarter, as compared to $0.21 in the comparable prior year period. For full year 2020 AFFO was $0.88 per share and unit, as compared to $0.75 in 2019.

COMMON AND PREFERRED DIVIDENDS

- On December 16, 2020, the Board of Directors declared a:
  - $0.20 per share cash dividend to common stockholders of record as of December 28, 2020, which was paid on January 11, 2021.
  - $0.46875 per share cash dividend to holders of record as of January 15, 2021 of its Series A Preferred Stock, which was paid on February 1, 2021.
- On March 2, 2021, the Board of Directors declared a:
  - $0.205 per share cash dividend to common stockholders of record as of March 24, 2021, which is payable on April 8, 2021.
  - $0.46875 per share cash dividend to holders of record as of April 15, 2021 of its Series A Preferred Stock, which is payable on April 30, 2021.

ACQUISITION ACTIVITY

- In the fourth quarter we completed eight acquisitions, encompassing an aggregate 231,502 leasable square feet, for an aggregate purchase price of $79.8 million at a weighted average cap rate of 7.3%.
- For the full year 2020, we completed 18 acquisitions, encompassing an aggregate 915,241 leasable square feet, for an aggregate purchase price of $226.5 million at a weighted average cap rate of 7.8%.
- Since December 31, 2020, we completed three acquisitions, encompassing an aggregate 86,035 leasable square feet, for an aggregate purchase price of $25.4 million at a weighted average cap rate of 7.7%.

CAPITAL MARKETS ACTIVITY

- In the fourth quarter we issued 1.1 million shares of our common stock through our At-the-Market equity sales program ("ATM"), generating gross proceeds of $15.3 million at an average offering price of $14.21 per share.
- For the full year 2020, we issued 4.2 million shares of our common stock through our ATM, generating gross proceeds of $54.5 million at an average offering price of $12.84 per share.
- Since December 31, 2020, we issued 2.7 million shares of our common stock through our ATM, generating gross proceeds of $35.4 million at an average offering price of $13.07 per share.

COVID-19 UPDATE

- Regarding rent collections, we collected 99.5% of monthly base rent due for the fourth quarter of 2020.
- Rent deferrals outstanding as of December 31, 2020 were $0.1 million.

4Q-2020| Earnings Supplemental
4

GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenue					
Rental revenue	$ 24,895	$ 25,055	$ 22,036	$ 21,533	$ 20,385
Other income	35	42	19	116	67
Total revenue	**24,930**	**25,097**	**22,055**	**21,649**	**20,452**
Expenses					
General and administrative	4,426	4,027	1,643	1,839	1,608
Operating expenses	2,612	3,619	2,336	2,303	2,132
Management fees – related party	-	-	2,021	2,002	1,727
Depreciation expense	7,364	6,954	6,593	5,836	5,585
Amortization expense	2,774	2,563	2,348	1,921	1,812
Interest expense	5,064	4,864	4,375	4,378	4,765
Management internalization expense	-	12,580	920	504	-
Preacquisition expense	98	70	147	49	48
Total expenses	**22,338**	**34,677**	**20,383**	**18,832**	**17,677**
Net income (loss)	$ 2,592	$ (9,580)	$ 1,672	$ 2,817	$ 2,775
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net (income) loss attributable to noncontrolling interest	(74)	767	(13)	(107)	(108)
Net income (loss) attributable to common stockholders	**$ 1,063**	**$ (10,268)**	**$ 204**	**$ 1,255**	**$ 1,212**
Net income (loss) attributable to common stockholders per share - basic and diluted	$ 0.02	$ (0.22)	$ 0.00	$ 0.03	$ 0.03
Weighted average shares outstanding – basic and diluted	48,496	46,908	45,404	44,182	37,876

4Q-2020| Earnings Supplemental

5

Condensed Consolidated Balance Sheets

(unaudited, and in thousands, except par values)

	As of December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets					
Investment in real estate:					
Land	$ 128,857	$ 116,123	$ 104,316	$ 101,715	$ 95,381
Building	851,427	793,559	755,807	745,649	693,533
Site improvements	15,183	13,268	11,593	11,303	9,912
Tenant improvements	49,204	46,965	41,891	37,044	33,909
Acquired lease intangible assets	98,234	91,465	83,269	78,977	72,794
	1,142,905	1,061,380	996,876	974,688	905,529
Less: accumulated depreciation and amortization	(94,462)	(83,893)	(73,979)	(64,635)	(56,503)
Investment in real estate, net	1,048,443	977,487	922,897	910,053	849,026
Cash and cash equivalents	5,507	2,052	8,392	11,340	2,765
Restricted cash	5,246	5,210	4,945	5,536	4,420
Tenant receivables, net	5,596	6,702	5,888	5,708	4,957
Due from related parties	103	121	124	70	50
Escrow deposits	4,817	3,792	3,301	3,589	3,417
Deferred assets	20,272	18,928	17,433	16,141	14,512
Derivative asset	-	-	-	-	2,194
Goodwill	5,903	5,903	-	-	-
Other assets	5,019	5,356	3,587	3,731	3,593
Total assets	$ 1,100,906	$ 1,025,551	$ 966,567	$ 956,168	$ 884,934
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 521,641	$ 454,325	$ 415,850	$ 425,843	$ 347,518
Notes payable, net	64,937	65,060	50,610	38,648	38,650
Accounts payable and accrued expenses	7,279	8,329	8,836	7,144	5,069
Dividends payable	12,470	11,843	11,281	10,949	11,091
Security deposits and other	4,340	5,571	5,814	6,546	6,351
Due to related party	-	-	1,957	1,948	1,648
Derivative liability	18,086	19,505	21,495	20,461	8,685
Other liabilities	6,171	3,090	2,417	2,414	2,405
Acquired lease intangible liability, net	8,222	8,621	5,598	3,425	3,164
Total liabilities	643,146	576,344	523,858	517,378	424,581
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	49	48	46	44	44
Additional paid-in capital	504,789	487,114	462,607	440,220	433,330
Accumulated deficit	(116,773)	(107,943)	(88,037)	(78,990)	(71,389)
Accumulated other comprehensive loss	(18,219)	(19,651)	(21,654)	(20,632)	(6,674)
Total Global Medical REIT Inc. stockholders' equity	444,805	434,527	427,921	415,601	430,270
Noncontrolling interest	12,955	14,680	14,788	23,189	30,083
Total equity	457,760	449,207	442,709	438,790	460,353
Total liabilities and equity	$ 1,100,906	$ 1,025,551	$ 966,567	$ 956,168	$ 884,934

4Q-2020| Earnings Supplemental

6

Condensed Consolidated Statements of Cash Flows 7 (unaudited, and in thousands) Twelve Months Ended December 31, 2020 2019 Operating activities Net (loss) income $ (2,499) $ 9,588 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation expense 26,747 19,066 Amortization of acquired lease intangible assets 9,567 5,569 Amortization of above market leases, net 504 881 Amortization of debt issuance costs and other 1,450 1,312 Stock - based compensation expense 5,319 3,336 Capitalized preacquisition costs charged to expense 131 231 Noncash lease expense - 111 Reserve and write off of uncollectible receivables 963 - Other (16) 105 Changes in operating assets and liabilities: Tenant receivables (1,602) (2,142) Deferred assets (5,761) (5,160) Other assets (247) (110) Accounts payable and accrued expenses 1,562 857 Security deposits and other 129 2,199 Accrued management fees due to related party (1,727) 584 Net cash provided by operating activities 34,520 36,427 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (217,675) (254,985) Internalization – cash paid for the acquisition of Former Advisor, net of cash acquired of $559* (5,093) - Escrow deposits for purchase of properties 180 (1,372) Loan repayments from (made to) related parties 28 (16) Capital expenditures on existing real estate investments (1,112) (1,824) Net cash used in investing activities (223,672) (258,197) Financing activities Net proceeds received from common equity offerings 53,088 189,498 Escrow deposits required by third party lenders (1,539) (293) Proceeds from note payable 14,800 - Repayment of notes payable (419) (136) Proceeds from Credit Facility 238,400 244,250 Repayment of Credit Facility (64,550) (173,175) Payment of debt issuance costs (1,294) (1,039) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (39,944) (29,171) Dividends paid to preferred stockholders (5,822) (5,822) Net cash provided by financing activities 192,720 224,112 Net increase in cash and cash equivalents and restricted cash 3,568 2,342 Cash and cash equivalents and restricted cash — beginning of year 7,185 4,843 Cash and cash equivalents and restricted cash — end of year $ 10,753 $ 7,185 4Q - 2020| Earnings Supplemental *Amount is after consideration of the settlement of preexisting contractual relationship of $12 ,094.

GLOBAL MEDICAL REIT

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Non-GAAP Financial Measures

(unaudited, and in thousands, except per share and unit amounts)

FFO and AFFO are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above-market lease), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include: (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock-based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of debt issuance costs, (g) recurring lease commissions, (h) management internalization costs (including a one-time expense related to the settlement of a preexisting contractual relationship) and (i) other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company's FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner.

	Three Months Ended				
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss)	$ **2,592**	$ **(9,580)**	$ **1,672**	$ **2,817**	$ **2,775**
Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and amortization expense	10,112	9,517	8,941	7,757	7,397
FFO	$ **11,249**	$ **(1,518)**	$ **9,158**	$ **9,119**	$ **8,717**
Internalization expense – settlement of a preexisting contractual relationship	-	12,094	-	-	-
Internalization expense - other transaction costs	-	486	920	504	-
Amortization of above market leases, net	32	69	157	247	247
Straight line deferred rental revenue	(1,344)	(1,520)	(1,259)	(1,557)	(1,492)
Stock-based compensation expense	1,928	1,572	897	922	843
Amortization of debt issuance costs and other	420	396	319	315	312
Preacquisition expense	98	70	147	49	48
AFFO	$ **12,383**	$ **11,649**	$ **10,339**	$ **9,599**	$ **8,675**
Net income (loss) attributed to common stockholders basic and diluted	$ **0.02**	$ **(0.22)**	$ **0.00**	$ **0.03**	$ **0.03**
FFO per share and unit	$ **0.22**	$ **(0.03)**	$ **0.19**	$ **0.19**	$ **0.21**
AFFO per share and unit	$ **0.24**	$ **0.23**	$ **0.21**	$ **0.20**	$ **0.21**
Weighted Average Common Shares, OP and LTIP Units:					
Common shares	48,496	46,908	45,404	44,182	37,876
OP units	1,941	1,958	2,023	2,772	3,143
LTIP units	1,639	1,367	1,088	920	775
Total Weighted Average Shares and Units	**52,076**	**50,233**	**48,515**	**47,874**	**41,794**

4Q-2020| Earnings Supplemental

8

GLOBAL MEDICAL REIT

Capitalization and Dividend Summary

(unaudited, and in thousands, except per share data)

Capitalization Summary

Debt		As of December 31, 2020
Credit Facility, gross	$	525,200
Notes Payable, gross		65,772
Total Debt	**$**	**590,972**
Preferred Equity		
Series A Cumulative Redeemable Preferred Stock [1]	**$**	**74,959**
Common Equity/OP Units		
Common Stock (49,461 shares)	$	645,961
OP Units (1,764 units) [2]		23,038
Total Common Equity/OP Units	**$**	**668,999**
Total Capitalization	**$**	**1,334,930**

[1] Redeemable by the Company on or after September 15, 2022 at redemption price ($25 per share) plus accrued and unpaid dividends.
[2] Based on the closing price of the Company's common stock on December 31, 2020.
[3] We have entered into interest rate swaps to hedge our interest rate risk on the Term debt.


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Debt
Preferred Equity
Common Equity and OP Units
$175,200
Revolver
$350,000
Term[3]
$65,772
Credit Facility
Other

Dividend Summary

2020 Common Dividends

Record Date	Payment Date		Dividend (per share)
3/25/2020	4/9/2020	$	0.20
6/25/2020	7/9/2020		0.20
9/24/2020	10/8/2020		0.20
12/28/2020	1/11/2021		0.20
	Total	**$**	**0.80**

2020 Preferred Dividends

Record Date	Payment Date		Dividend (per share)
1/15/2020	1/31/2020	$	0.46875
4/15/2020	4/30/2020		0.46875
7/15/2020	7/31/2020		0.46875
10/15/2020	10/31/2020		0.46875
	Total	**$**	**1.875**

Capitalization Statistics

Debt Statistics:	**As of December 31, 2020**
Weighted Average Interest Rate	3.17%
Weighted Average Maturity	2.79 years
Leverage Ratio	51.7%
Fixed Charge Coverage Ratio	2.77
Preferred Stock Statistics:	**As of December 31, 2020**
Shares Outstanding	3,105
Liquidation Preference Per Share	$25
Dividend Rate	7.50%
Common Stock Statistics:	**As of December 31, 2020**
Shares Outstanding	49,461
Stock Price	$13.06
Annual Dividend Yield	6.13%
Target AFFO Payout Ratio	80% - 85%

4Q-2020| Earnings Supplemental
9

GLOBAL MEDICAL REIT

Acquisitions

2020 Completed Acquisitions and To-Date 2021 Acquisitions

Date	Property	City, State	Leasable Square Feet	Purchase Price[1] (in thousands)	Annualized Base Rent[2] (in thousands)	Capitalization Rate[3]
2/13/2020	Wake Forest Baptist Health - High Point	High Point, NC	97,811	$ 24,750	$ 1,869	7.6%
2/27/2020	Medical Associates	Clinton, IA	115,142	11,350	1,282	11.3%
3/4/2020	Ascension St. Mary's Hospital	West Allis, WI	33,670	9,025	664	7.4%
3/20/2020	Grand Rapids Ophthalmology	Grand Rapids, MI	95,108	22,500	2,129	9.5%
	First Quarter Total		**341,731**	**$ 67,625**	**$ 5,944**	**8.8%**
4/27/2020	Dumfries Health Center	Dumfries, VA	99,718	19,250	1,743	9.1%
	Second Quarter Total		**99,718**	**$ 19,250**	**$ 1,743**	**9.1%**
7/16/2020	MercyOne Hospital	Centerville, IA	15,748	5,000	351	7.0%
7/17/2020	Spectrum (Team Health)	Fairfax, VA	73,653	17,625	1,265	7.2%
7/31/2020	Franklin Square Center	Rosedale, MD	96,564	22,500	1,568	7.0%
9/18/2020	Biomat USA Plasma Center - Lancaster	Lancaster, TX	10,800	6,250	439	7.0%
9/30/2020	Wake Forest Baptist Health - Winston Salem	Winston Salem, NC	45,525	8,450	592	7.0%
	Third Quarter Total		**242,290**	**$ 59,825**	**$ 4,215**	**7.0%**
10/21/2020	DaVita Portfolio	Jackson, MS & Decataur, GA	36,092	10,775	755	7.0%
10/27/2020	Prevea Portfolio	Sheboygan, WI & Plymouth, WI	40,250	13,700	1,016	7.4%
11/18/2020	FCS Cancer Portfolio	Spring Hill, FL	45,233	18,300	1,252	6.8%
11/23/2020	Physician Alliance ASC	Cape Girardeau, MO	13,650	7,300	592	8.1%
12/1/2020	Tuscany Medical Plaza	Yuma, AZ	24,000	6,900	568	8.2%
12/14/2020	Blossom Bariatrics	Las Vegas, NV	16,015	7,000	496	7.1%
12/29/2020	Clearway Pain Solutions	Pensacola, FL	32,189	9,000	642	7.1%
12/30/2020	Gulf Coast Clinic	Venice, FL	24,073	6,800	483	7.1%
	Fourth Quarter Total		**231,502**	**$ 79,775**	**$ 5,804**	**7.3%**
	2020 Total/Weighted Average		**915,241**	**$ 226,475**	**$ 17,706**	**7.8%**
1/12/2021	El Paso Cardiology	El Paso, TX	27,750	$ 9,850	$ 757	7.7%
1/15/2021	DaVita & VA	Syracuse, NY	35,585	6,091	510	8.4%
1/15/2021	West El Paso ASC	El Paso, TX	22,700	9,500	688	7.2%
	First Quarter To-Date Total		**86,035**	**$ 25,441**	**$ 1,955**	**7.7%**

[1] Represents contractual purchase price.
[2] December 31, 2020 base rent or month of acquisition base rent multiplied by 12 (or actual NOI for where more reflective of property performance).
[3] Capitalization rates are calculated based on current lease terms and do not give effect to future recent escalations.

Acquisitions Under Contract

As of March 3, 2021, the Company had six properties under contract for a total purchase price of approximately $75.7 million. The properties are currently in the due diligence review period. If the Company identifies problems with the properties or the operators during our review, it may not close on the transactions on a timely basis, or it may terminate the transactions.

4Q-2020| Earnings Supplemental 10

Portfolio Update 11 Gross Investment in Real Estate (in billions) $1.1 Total Buildings 139 Total Leasable Square Feet 3,694,865 Total Tenants 115 Leased Occupancy 99.1% Total Annualized Base Rent (in thousands) $87,614 National and Regional Healthcare Tenants (1) ABR 94.2% Portfolio Rent Coverage 4.8x Weighted Average Cap Rate 7.8% Weighted Average Lease Term (years) 8.2 Weighted Average Rent Escalations 2.1% (as of December 31, 2020 unless otherwise stated) 4Q - 2020| Earnings Supplemental (1) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups. Note: se e p age 19 for footnotes. $94.1 $206.9 $471.5 $647.6 $905.5 $1,142.9 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 IPO 2016 2017 2018 2019 2020 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Year

Portfolio Update (continued) 12 4Q - 2020| Earnings Supplemental (1) Monthly base rent as of December 31, 2020 multiplied by 12 (2) Other includes Office (2.9%), Acute Hospital (2.7%), LTACH (2.7%), and FSED (1.1%) MOB Total - 62.0% IRF - 21.2% Surgical Hospital - 7.4% Other - 9.4% MOB Total 62.0% MOB 38.5% MOB/ASC 18.8% MOB/Imaging/ER 4.7% IRF 21.2% Surgical Hospital 7.4% Other (2) 9.4% Texas 18.4% Ohio 8.4% Florida 7.8% Arizona 7.5% Pennsylvania 7.0% Oklahoma 6.5% Illinois 4.9% Michigan 4.8% Virginia 3.4% Tennessee 3.4% Other 27.9% TX - 18.4% OH - 8.4% FL - 7.8% AZ - 7.5% PA - 7.0% OK - 6.5% IL - 4.9% MI - 4.8% VA - 3.4% TN - 3.4% Other - 27.9% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of December 31, 2020)

Tenant Metrics Year Number of Leases Leasable Square Feet % of Total Leasable SF ABR % of Total ABR 2021 7 21,716 0.6% $ 361 0.4% 2022 17 77,227 2.1% 1,512 1.7% 2023 15 235,218 6.4% 5,588 6.4% 2024 37 655,851 17.9% 14,124 16.1% 2025 8 227,288 6.2% 6,176 7.1% 2026 25 413,309 11.3% 7,281 8.3% 2027 16 297,625 8.1% 8,367 9.6% 2028 7 112,185 3.1% 2,851 3.3% 2029 16 282,342 7.7% 7,906 9.0% 2030+ 48 1,338,605 36.6% 33,448 38.2% Total Leased 196 3,661,366 99.1% $ 87,614 100.0% Current Vacancy 33,499 0.9% Total Leasable 3,694,865 100.0% 13 4Q - 2020| Earnings Supplemental (as of December 31, 2020 unless otherwise stated) *See page 19 for footnotes Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio* Inpatient Rehab Facility (IRF) 19.5% 3.4x Surgical Hospital (SH) 7.4% 3.4x Long - Term Acute Care Hospital (LTAC) 2.7% 3.7x TOTAL/WEIGHTED AVERAGE 29.6% 3.4x Medical Office Building (MOB) 19.2% 6.7x MOB/Ambulatory Surgery Center (ASC) 18.9% 5.1x TOTAL/WEIGHTED AVERAGE 38.1% 5.9x All Tenants Calculated for Rent Coverage 67.7% 4.8x Large/Credit Tenants Not Calculated 25.7% N/A Other Tenants Not Available 6.6% N/A Top 10 Tenants % of Annualized Base Rent (1) 8.2% 6.3% 5.8% 4.2% 3.5% 3.4% 3.1% 3.0% 2.8% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Lease Expiration ($ in thousands) Rent Coverage 94.2% 5.8% National & Regional Healthcare Tenants (2) 94.2% Unaffiliated 5.8% Tenant Affiliations % of Annualized Base Rent (1) (1) Monthly base rent as of December 31, 2020 multiplied by 12 (2) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups

Top 10 Tenant Profiles 14 4Q - 2020| Earnings Supplemental Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 136 hospitals and 328 home health & hospice locations in 39 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the healthcare continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 205 - bed) and Selby General Hospital ( 35 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations and has over 2 , 500 employees and 211 accredited physicians . In August 2020 , a critical access hospital, Sistersville General Hospital, joined Memorial Health System . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 1 billion . At June 30 , 2020 , Kindred through its subsidiaries had approximately 32 , 000 employees providing healthcare services in 1 , 731 locations in 46 states, including 64 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 10 sub - acute units, 94 inpatient rehabilitation units (hospital - based), contract rehabilitation service businesses which served 1 , 541 non - affiliated sites of service, and behavioral health services . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with six operating rooms, nine treatment rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Trinity Health is one of the largest multi - institutional Catholic health care delivery systems in the nation, rated Aa 3 by Moody’s, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan, Trinity Health employs about 125 , 000 colleagues, including 7 , 500 employed physicians and clinicians . TeamHealth Holdings is one of the largest providers of physician outsourcing in the United States, with a network of affiliated physicians and advanced practice clinicians across more than 3 , 100 civilian and military hospitals, clinics and physician groups in 47 states . Blackstone acquired TeamHealth for $ 6 . 1 billion in 2017 . Spectrum Healthcare Resources is a division of TeamHealth dedicated to providing permanent, civilian - contracted medical professionals exclusively to U . S . military treatment facilities (MTFs), VA clinics and other Federal agencies through program development and healthcare services delivery . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health Care is the largest physician - owned, private, for - profit health care network in the U . S . – attending to 2 . 2 million people during more than 12 million physician and hospital visits annually . Headquartered in Dallas, Steward's integrated health care model employs 42 , 000 people at 35 hospitals and hundreds of urgent care, skilled nursing, and primary and specialty care medical practice locations across 11 states and the country of Malta, serving over 800 communities . Wake Forest Baptist Health (A 2 ) is a regional health system that includes five community hospitals and 300 + primary and specialty clinics serving residents of 24 counties in North Carolina and Virginia . In early October 2020 , Wake Forest Baptist Health, including Wake Forest School of Medicine, officially completed its combination with the Charlotte - based Atrium Health (Aa 3 ) . The new Atrium Health enterprise, an academic health system, services more than 7 million people at 42 hospitals and more than 1 , 500 care locations across the region with over 70 , 000 teammates and educates over 3 , 500 students in more than 100 specialized programs . The immediate direct and indirect annual economic and employment impact from the combined enterprise exceeds $ 32 billion and 180 , 000 jobs . Pipeline Health is a privately-held, community-based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; and Benchmark Hospitalists ; four community hospitals in Chicago and Dallas .

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of December 31, 2020, see page 19 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	2.7	$1,926	$46.85	Select Specialty Hospital – Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	1.3	$260	$29.37	Orthopedic Surgery Center of Ashville/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	9.8	$832	$30.58	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	7.1	$1,369	$26.20	Gastroenterology Center of the MidSouth
Star Medical Center	Plano, TX	1	Surgical Hospital	24,000	15.2	$1,376	$57.34	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	5.3	$419	$27.93	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	5.3	$0	$0.00	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	5.7	$477	$28.05	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	5.7	$255	$39.26	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	6.0	$1,021	$16.89	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	10.8	$765	$15.90	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	6.9	$930	$16.68	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	2.9	$387	$18.77	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	5.6	$398	$9.01	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	10.5	$1,720	$24.56	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	10.5	$1,900	$24.10	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	3.9	$1,925	$37.09	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	2.4	$566	$19.87	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	6.2	$561	$21.75	Southwest Florida Neurosurgical Associates
Las Cruces MOB	Las Cruces, NM	1	MOB	15,761	0.0	$0	$0.00	Vacant
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	6.2	$405	$33.77	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	2.0	$390	$21.51	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	12.4	$3,690	$37.88	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	10.0	$670	$22.72	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	5.8	$312	$31.02	Lonestar Endoscopy Center, LLC
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	16.6	$2,752	$39.68	SDB Partners, LLC

4Q-2020| Earnings Supplemental

15

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of December 31, 2020, see page 19 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	8.7	$637	$23.35	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	3.5	$1,548	$45.84	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	6.4	$3,152	$53.19	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	7.6	$464	$25.69	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	8.1	$507	$23.58	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	12.6	$948	$27.86	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	4.1	$286	$23.48	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	9.0	$618	$26.53	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	7.0	$421	$23.93	Berks Respiratory
Zion Eye Institute	St. George, UT	1	MOB/ASC	16,000	9.1	$416	$26.01	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	10.4	$548	$20.17	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	9.2	$639	$24.69	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	9.2	$808	$23.74	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	17.2	$2,349	$9.94	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	3.3	$1,290	$21.63	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	10.2	$5,482	$35.23	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	8.7	$457	$14.83	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	6.5	$0	$0.00	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	12.9	$395	$17.69	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	4.3	$313	$16.64	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	Cancer Center	19,074	10.1	$648	$33.99	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	8.85	$1,208	$18.59	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Admin	58,550	10.78	$791	$13.52	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	10.1	$1,228	$29.38	Citrus Valley Medical Associates
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	15.5	$415	$33.41	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	9.1	$1,257	$31.99	East Valley Gastroenterology & Hepatology Associates/ USPI

4Q-2020| Earnings Supplemental 16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of December 31, 2020, see page 19 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [1]	Tenant/Guarantor [2]
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	4.5	$1,622	$30.45	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	14.1	$2,031	$37.21	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	4.1	$1,493	$32.52	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	14.8	$1,967	$36.79	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	6.7	$885	$43.77	California Cancer Associates for Research and Excellence (cCare)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	7.4	$860	$20.10	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	5.3	$553	$12.55	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	4.4	$1,050	$20.99	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	62,311	2.3	$821	$13.17	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	8.7	$400	$28.44	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	8.6	$600	$24.00	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	4.8	$2,614	$30.87	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	3.5	$935	$32.81	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	13.8	$907	$26.20	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	14.0	$628	$30.09	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	12.5	$409	$24.72	Indiana Eye Clinic
Wake Forest Baptist Health - High Point	High Point, NC	1	MOB	97,811	2.5	$1,869	$19.10	Wake Forest Health Network
Medical Associates	Clinton, IA	1	MOB/ASC	115,142	3.6	$1,282	$11.13	Trinity Health
Ascension St. Mary's Hospital	West Allis, WI	1	MOB	33,670	3.8	$664	$19.73	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	6.8	$2,129	$22.38	Blue Sky Vision
Dumfries Health Center	Dumfries, VA	1	MOB	99,718	3.8	$1,743	$17.48	Team Health Holdings
MercyOne Hospital	Centerville, IA	1	MOB	15,748	10.2	$351	$22.29	Catholic Health Initiatives-Iowa Corp.
Spectrum Healthcare Resources	Fairfax, VA	1	MOB	73,653	3.7	$1,265	$17.17	Team Health Holdings
Franklin Square Center	Rosedale, MD	2	MOB	96,596	4.9	$1,568	$16.23	MedStar Family Choice, Inc.
BIOMAT USA Plasma Center	Lancaster, TX	1	Plasma Center	10,800	8.2	$439	$40.63	Grifols
Wake Forest Baptist Health - Winston-Salem	Winston-Salem, NC	1	MOB	45,525	4.1	$592	$13.00	North Carolina Baptist Hospital

4Q-2020| Earnings Supplemental 17

Real Estate Portfolio 18 Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) DaVita Portfolio Decatur, GA/ Jackson, TN 2 MOB 34,592 5.8 $755 $21.84 DaVita Prevea Portfolio Sheboygan, WI/ Plymouth, WI 2 MOB 40,250 5.3 $1,016 $25.24 Hospital Sisters Services FCS Cancer Portfolio Spring Hill, FL/ Hudson, FL 3 MOB/Img 45,233 8.1 $1,252 $27.68 Florida Cancer Specialists & Research Institute Physicians Alliance ASC Cape Girardeau, MO 1 ASC 13,201 5.8 $592 $44.81 Physicians Alliance Tuscany Medical Plaza Yuma, AZ 2 MOB 24,000 4.2 $569 $23.71 Yuma Regional Medical Center Blossom Bariatrics Las Vegas, NV 2 MOB/ASC 16,015 12.1 $496 $30.99 Blossom Bariatrics Clearway Pain Solutions Pensacola, FL 3 MOB/ASC 32,189 9.1 $641 $19.92 Clearway Pain Solutions Gulf Coast Clinic Venice, FL 2 MOB 24,073 5.7 $483 $20.08 Gulf Coast Medical Group Total Portfolio/Average 139 3,694,865 8.2 $87,614 $23.71 4Q - 2020| Earnings Supplemental (as of December 31, 2020, see page 19 for footnotes)

Disclosures Rent Coverage Ratio (see pages 11 and 13 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 7 % of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID - 19 relief funds that may cause reported coverage to differ materially from underlying performance . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 15 , 16 , 17 and 18 ) Data as of December 31, 2020. (1) Monthly base rent at December 31, 2020 multiplied by 12 (or actual NOI where more reflective of property performance). In ad dition, Marina Towers and Rock Surgery Center are presented on a cash - collected basis. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases . (2) Certain lease guarantees are for less than 100% of the contractual rental payments. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 19 (as of December 31, 2020) 4Q - 2020| Earnings Supplemental

Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS